SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934



Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to ss. 240.14a-11 (c) or ss. 240.14a-12

                            Allion Healthcare, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filling  Fee (Check appropriate box):

|X| No fee required
|_| $125 per Exchange Act Rules 0-11 (c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22 (a)(2) of Schedule 14A.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1)  Title of each class of securities to which transaction applies:
               .................................................................
           2)  Aggregate number of securities to which transaction applies:
               .................................................................
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
              (Set forth the amount on which the filing fee is calculated and state how it was determined):
               .................................................................
           4)  Proposed maximum aggregate value of transaction:
               .................................................................
           5)  Total fee paid:
               .................................................................
|-| Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)  Amount Previously Paid: _________________________________________
           2)  Form Schedule or Registration Statement No:  ____________________
           3)  Filing Party: ___________________________________________________
           4)  Date Filed: _____________________________________________________

                             ALLION HEALTHCARE, INC.
                              33 WALT WHITMAN ROAD
                                   SUITE 200A
                       HUNTINGTON STATION, NEW YORK 11746

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 28, 2001

           The annual meeting of stockholders of Allion Healthcare, Inc. (the "Company") will be held at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, on Wednesday, November 28, 2001, at 9:00 a.m., for the following purposes:

1. To elect directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The nominees for election are John Pappajohn, Dr. Derace Schaffer and Michael P. Moran.

2. To ratify the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

3. To act upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

           The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the annual meeting and at any adjournment thereof is November 1, 2001. A list of stockholders entitled to vote at the annual meeting will be available for inspection at the offices of the Company.

                                       By Order of the Board of Directors

                                       Michael P. Moran
                                       Secretary

Huntington Station, New York
November 5, 2001

                             YOUR VOTE IS IMPORTANT.

         IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED REPLY ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD NOVEMBER 28, 2001


                                  INTRODUCTION

           These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Allion Healthcare, Inc., a Delaware corporation (the "Company"), for use at its annual meeting of stockholders to be held on Wednesday, November 28th, 2001, at 9:00 a.m., at the offices of McDermott, Will & Emery, 50 Rockefeller Plaza, 11th Floor, New York, New York 10020, and at any adjournment or postponement of the annual meeting. These proxy materials were first mailed on or about November 5, 2001, to all stockholders entitled to vote at the annual meeting.

                               PURPOSE OF MEETING

           The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

           The Company's common stock, par value $.001 (the "Common Stock"), Series A Preferred Stock, par value $.001 per share (the "Series A Preferred"), and Series B Preferred Stock, par value $.001 per share (the "Series B Preferred"), are the only classes of security entitled to vote at the annual meeting. On November 1, 2000, the record date for determination of stockholders entitled to vote at the annual meeting, there were 3,096,813 shares of Common Stock outstanding, 512,500 shares of Series A Preferred outstanding and 666,668 shares of Series B Preferred outstanding. Each holder of record of Common Stock on November 1, 2001 is entitled to one vote for each share of Common Stock held on such date. Each holder of record of Series A Preferred and Series B Preferred on November 1, 2001 is entitled to one vote for each share of Common Stock issuable upon conversion of each share of Series A Preferred or Series B Preferred, as applicable. As of November 1, 2001, each outstanding share of Series A Preferred and Series B Preferred was convertible into one share of Common Stock.

           A majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class and represented in person or by proxy, shall constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. With respect to the election of directors, the nominees receiving the greatest number of affirmative votes will be elected.

           With respect to the ratification of the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ended December 31, 2001, the affirmative vote of a majority of the shares of Common Stock, Series A Preferred and Series B Preferred voting together as a single class present or represented and voting at the annual meeting will constitute ratification of such proposal, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Accordingly, abstentions and broker non-votes can have the effect of preventing approval of the ratification of the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants, if the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

PROXIES

           Whether or not you are able to attend the annual meeting, you are urged to complete and return the appropriate enclosed proxy card, which is solicited by the Board of Directors and which will be voted as you direct on your proxy card when properly completed. In the event no directions are specified, such proxies will be voted FOR the approval of proposals 1 and 2 described in this Proxy Statement and in the discretion of the proxy holders as to other matters that may properly come before the annual meeting. You may revoke or change your proxy at any time before the annual meeting. To do this, send a written notice of revocation or another signed proxy card with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the annual meeting. You may also revoke your proxy by attending the annual meeting and voting in person.

SOLICITATION OF PROXIES

           The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxies, and any additional solicitation material furnished to stockholders.

           Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees, or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                 PROPOSAL NO. 1:

                ELECTION OF DIRECTORS BY HOLDERS OF COMMON STOCK

GENERAL

           At the annual meeting, the Company is nominating three candidates for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the three nominees listed herein. In the event that any nominee of the Company is unable or declines to accept nomination for election, the proxies will be voted for any nominee who shall be recommended by the present Board of Directors. Management has no knowledge that any of the persons named will be unavailable or unwilling to serve. The terms of office for each person elected as a director will continue until the next annual meeting of stockholders and until such director's successor has been elected and qualified. The three nominees who receive the greatest number of affirmative votes shall become directors.

           To the knowledge of the Company, no arrangement or understanding exists between any of such three nominees and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee or to any executive officer of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends a vote FOR the nominees listed below.

           JOHN PAPPAJOHN, age 72, has served as a member of the Board of Directors of the Company since 1997. Since 1969, Mr. Pappajohn has been the sole owner of Pappajohn Capital Resources, a venture capital firm, and President of Equity Dynamics, Inc., a financial consulting firm, both based in Des Moines, Iowa. Mr. Pappajohn currently serves as a director of the following public companies: American Physician Partners, Inc., Patient InfoSystems, Inc., and Pace Health Management Systems. Mr. Pappajohn received his B.S.C. from the University of Iowa. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the court on February 1, 1999. Mr. Pappajohn was a director of the Company prior to, during and after the Company's bankruptcy reorganization.

           DERACE SCHAFFER, M.D., age 53, has served as a member of the Board of Directors of the Company since 1997. Dr. Schaffer is President of the Ide Imaging Group, P.C., as well as the LAN Group, a venture capital firm specializing in healthcare and high technology investments. He serves as a director of the following public companies: Patient Information Systems, Inc., American Physician Partners, Inc., and Oncor, Inc. He is also a director of several private companies including: Analytica, Inc., Card Systems, Inc., and Logisticare, Inc. Dr. Schaffer is a board certified Radiologist. He received his post-graduate radiology training at Harvard Medical School and The Massachusetts General Hospital, where he served as Chief Resident. Dr. Schaffer is a member of Alpha Omega Alpha, the national medical honor society and is a Clinical Professor of Radiology at the University of Rochester School of Medicine. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the court on February 1, 1999. Mr. Schaffer was a director of the Company prior to, during and after the Company's bankruptcy reorganization.

           MICHAEL P. MORAN, age 41, has served as President, Chief Executive Officer and a director of the Company since September 1997. Mr. Moran was hired to turn around the financial picture of the Company and refocus its core business units. Mr. Moran managed the Company through a successful Chapter 11 reorganization in 4 months, increased business in the Specialty Pharmacy divisions, and launched the Internet Pharmacy operations. From 1996 to September of 1997 Mr. Moran was a Regional Vice President at Coram Healthcare, Inc. From 1990 to 1996 Mr. Moran was a Regional Vice President for Chartwell Home Therapies, Inc. From 1982 to 1990 Mr. Moran held various sales and management positions at Critical Care America, Inc. Mr. Moran received a B.A. in Management from Assumption College, and was a second team All-American Football player. On September 15, 1998, the Company filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code. The Company's plan for reorganization was approved by the court on February 1, 1999. Mr. Moran was a director of the Company prior to, during and after the Company's bankruptcy reorganization.

BOARD COMMITTEES AND MEETINGS

           During the fiscal year ended December 31, 2000, the Board of Directors held six meetings. During this period, each of the incumbent directors attended or participated in each meeting.

           Mr. Pappajohn and Dr. Schaffer serve on the Audit Committee and Compensation Committee of the Board of Directors. Each Committee met once during the fiscal year ended December 31, 2000. Mr. Pappajohn and Dr. Schaffer attended each meeting.

           The Audit Committee operates under a written charter adopted by the Board of Directors. Its functions and qualification for membership are set forth in its charter, a copy of which is attached hereto as Exhibit A.

                                 PROPOSAL NO. 2:

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

           Holtz Rubinstein & Co., LLP served as the Company's independent public accountants for the fiscal year ended December 31, 2000. At the annual meeting, the stockholders are being asked to ratify the selection of Holtz Rubinstein & Co., LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001.

           In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm for such fiscal year if the Board of Directors feels that such a change would be in the Company's and its stockholders, best interests.

           Representatives of Holtz Rubinstein & Co., LLP will be present at the annual meeting to respond to appropriate questions and to make such statements as they desire.

AUDIT FEES

           The aggregate fees billed by Holtz Rubinstein & Co., LLP for professional services rendered for (i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, and (ii) the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for that fiscal year were $43,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

           The Company has not retained Holtz Rubinstein & Co., LLP to perform services in connection with (i) operating or supervising the operation of the Company's financial information system or managing the Company's local area network, or (ii) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as whole.

ALL OTHER FEES

           The aggregate fees billed by Holtz Rubinstein & Co., LLP for all other professional services rendered during the fiscal year ended December 31, 2000, other than as stated above under the caption Audit Fees, were $12,000. These fees include work performed by Holtz Rubinstein & Co., LLP with respect to tax compliance.

           The Audit Committee has advised the Company that it has determined that the non-audit services rendered by Holtz Rubinstein & Co., LLP during the Company's most recent fiscal year are compatible with maintaining the independence of such auditors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

           The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Holtz Rubinstein & Co., LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2001.

                                 PROPOSAL NO. 3:

                 OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

           The Board of Directors has no knowledge of any other matters which may come before the annual meeting and does not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournments thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxies in accordance with their best judgment.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

           As of November 1, 2001, set forth below are the number of shares and the percentage of outstanding shares of Common Stock of the Company owned beneficially by each director and executive officer of the Company and by each shareholder known by the company to own more than five percent of the Company's common stock

                                                          BENEFICIAL OWNER
  NAME AND ADDRESS                             NUMBEROF
OF BENEFICIAL OWNER                           SHARES (1)        PERCENTAGE (2)

John Pappajohn                             1,100,000 (3)              34%
2116 Financial Center
Des Moines, IA  50309

Derace Schaffer, M.D.                        300,000 (4)               9.7%
3489 Elmwood Avenue
Rochester, NY  14610

Michael P. Moran                             600,000 (5)              16.2%
33 Walt Whitman Road, Suite 200A
Huntington Station, NY 11746

Edgewater Private Equity Fund II, L.P.       562,500                  18.2%
900 N. Michigan Avenue, 14th Floor
Chicago, IL  60611

Gary Kirke
417 Locust Street
Des Moines, Iowa 50309                       500,000 (6)              14.6%

Officers and Directors                     2,000,000 (7)              53.4%
As a group (3 persons)

           (1) This table is based upon information supplied by the officer, directors and principal shareholders and applicable schedules filed with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. The number of shares for each person is calculated in accordance with the rules of the Securities and Exchange Commission and includes shares each person has the right to acquire within 60 days from the exercise of stock options.

           (2) Percentages are calculated on the basis of the amount of outstanding shares of Common Stock (3,096,813), plus for each person or group, any shares that person or group has the right to acquire within 60 days through the exercise of options.

           (3) Includes 475,000 shares held by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn, 250,000 shares held by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn's spouse. Mr. Pappajohn disclaims beneficial ownership of the shares owned by Thebes, Ltd. Includes 50,000 shares of Common Stock issuable upon exercise of options.

           (4) Includes 50,000 shares of Common Stock issuable upon exercise of options.

           (5) Includes 600,000 shares of Common Stock issuable upon exercise of options.

           (6) Includes 500,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred.

           (7) Includes 700,000 shares of Common Stock issuable upon exercise of options.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

           Section 16(a) of the Exchange Act ("Section 16(a)"), requires the Company's directors and certain of its officers, and persons who own more than 10% of the Company's Common Stock (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Insiders are required by Commission regulations to furnish the Company with copies of all section 16(a) forms they file.

           Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, with the exception of Mr. Gary Kirk who failed to file timely a Statement of Beneficial Ownership on Form 3, all applicable Section 16 filing requirements for 2000, on a timely basis.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

           The following table sets forth all compensation received for services rendered to the Company in all capacities for the years ended December 31, 2000, 1999 and 1998, by Michael P. Moran, the Company's President, Chief Executive Officer, Chief Financial Officer and Secretary. The Company has no other employees with policy making responsibilities. Perquisites amounting in aggregate to the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer are not disclosed.





                                                          Long Term Compensation
          Name and                                           Awards Securities
         Principal       Year                                 Underlying              All Other
          Position                   Salary       Bonus           Options           Compensation
          --------                   ------       -----           -------           ------------

Michael P. Moran         2000      $180,000     $  -0-               0                     $0
President, Chief         1999      $140,231     $64,231          500,000               $120,000 (1)
Executive Officer,
Chief Financial
Officer, Director and    1998      $120,000     $20,000             --                     --
Secretary


           (1) Represents commission earned for sale of Houston operations, which was not paid out to Mr. Moran during 1999. This commission was paid to Mr. Moran in 2000.


AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

           The following table sets forth the number of exercisable and unexercisable options held by Michael P. Moran at December 31, 2000. No shares of Common Stock were acquired upon exercise of stock options by Michael P. Moran during fiscal year 2000. The option value was based upon unregistered sales of the Company's securities in February 2001.

                     Number of Securities Underlying Unexercised Options    Value of Unexercised In-the-Money Options
                       at Fiscal Year-End Exercisable/Unexercisable (#)                 at Fiscal Year End
Name                                                                              Exercisable/Unexercisable ($)
-----------------------------------------------------------------------------------------------------------------------

Michael P. Moran                       500,000/600,000                                1,000,000/1,200,0000

-----------------------------------------------------------------------------------------------------------------------

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The Compensation Committee of the Board of Directors of the Company throughout the fiscal year 2000 consisted of John Pappajohn and Dr. Derace Schaffer.

           None of these individuals was at any time during the fiscal year ended December 31, 2000 or at any other time an officer or employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or the Compensation Committee of any other entity, which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

           The Compensation Committee recommends to the Board of Directors general compensation policies for the Company, oversees the Company's compensation plans and specific compensation levels for executive officers, including bonuses, and administers the Company's stock option plan. The following is the report approved by the Compensation Committee addressing the compensation of the Company's executive officer for 2000.

           COMPENSATION POLICY. The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, long-term growth objectives and ability to attract and retain qualified executive officers. The Compensation Committee addresses this objective by integrating competitive annual base salaries with (a) bonuses based on annual corporate performance and the achievement of individual performance objectives and (b) stock option grants under the Company's stock option plan. The Compensation Committee believes that cash compensation in the form of salary and bonus provides Company executives with appropriate immediate rewards for success in current operations, while stock option grants promote management stock ownership and thereby expand management's stake in the long-term performance and success of the Company.

           For 2000, the Compensation Committee approved the base salary of Michael P. Moran, the Company's sole executive officer. The base salary was based upon salaries paid by other healthcare companies of a similar size and financial condition in the New York area. In determining Mr. Moran's base salary and bonus, the Compensation Committee weighed the Company's financial condition against the many responsibilities assigned to Mr. Moran as the Company's sole executive officer. The Compensation Committee also considered Mr. Moran's role in reorganizing the Company following its bankruptcy filing.

           Given the stock grants previously awarded to Mr. Moran, the Compensation Committee determined not to award additional options to Mr. Moran for his performance in fiscal year 2000.

           INTERNAL REVENUE CODE SECTION 162(M). Under Section 162 of the Internal Revenue Code, the amount of compensation paid to certain executives that is deductible with respect to The Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                                       JOHN PAPPAJOHN
                                                       DR. DERACE SCHAFFER

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

           The Audit Committee has reviewed and discussed the Company's audited financial statements included in the Company's Annual Report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and, (ii) have been prepared in conformity with generally accepted accounting principles.

           We have discussed with Holtz Rubinstein & Co., LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under generally accepted auditing standards, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

           We have received from Holtz Rubinstein & Co., LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Holtz Rubinstein & Co., LLP and the Company that in their professional judgment may reasonably be thought to bear on independence. Holtz Rubinstein & Co., LLP has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

           Based on the review and discussions described above with respect to The Company's audited financial statements included in the Company's Annual Report on Form 10-KSB, we have recommended to the Board of Directors that such financial statements be included in the Company's Annual Report on Form 10-KSB.

           As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. That is the responsibility of management and the Company's independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principals, and (ii) the report of the Company's independent auditors with respect to such financial statements.

                                                             JOHN PAPPAJOHN
                                                             DR. DERACE SCHAFFER


                              STOCKHOLDER PROPOSALS

           Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission and with the Company's By-laws. Any such proposal for the 2002 annual meeting of stockholders must comply with applicable regulations. The Company intends to hold its 2002 annual meeting of stockholders in May 2002. Accordingly, stockholder proposals must be received by the Secretary, Allion Healthcare, Inc., 33 Walt Whitman Road, Suite 200A, Huntington Station, New York 11746, as follows:

           (i) to be eligible for inclusion in the Company's proxy statement and form of proxy, it must be received no later than January 15, 2002; or

           (ii) to be eligible to be presented from the floor for vote at the meeting (but not intended for inclusion in the Company's proxy materials), it must be received by March 15, 2002.

                                 ANNUAL REPORTS

           A copy of the Company's annual report on Form 10-KSB is being mailed to each stockholder of record along with this Proxy Statement. Such report is not part of the Company's soliciting material.

                                  OTHER MATTERS

           The Board of Directors knows of no other matters to be presented for stockholder action at the annual meeting. However, if other matters do properly come before the annual meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              Michael P. Moran
                                              Secretary

                             Allion Healthcare, Inc.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

                                     PURPOSE

     The Audit Committee of the Board of Directors will assist the Board of Directors in fulfilling its oversight responsibility with regard to the Company's financial control and reporting system, corporate accounting and the quality and integrity of the Company's financial reports. The Board of Directors' charge to the Audit Committee is defined in reasonably specific terms in the Audit Committee Charter. The charter is intended to guide the Audit Committee as it strives to gain reasonable assurance that

     - management is properly discharging its responsibility for the Company's financial statements,

     - the financial statements have been prepared in accordance with generally accepted accounting principles,

     - an adequate system of internal accounting controls is functioning within the Company, and

     - management has devised and implemented a program for compliance with the Foreign Corrupt Practices Act.

     A primary concern of the Audit Committee is that internal accounting and administrative controls are adequate to ensure that--

     - assets are safeguarded,

     - transactions are authorized, and

     - transactions are properly recorded.

     The Audit Committee Charter should be reviewed by corporate counsel and approved by the Board of Directors. The Charter should be reviewed annually by the Audit Committee and modified as necessary.


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                              ALLION HEALTHCARE INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

I. GENERAL

     A. The Audit Committee must prepare a written Audit Committee charter ("Charter") that is approved by the full Board of Directors.

     B. The Audit Committee must review and assess the adequacy of the Charter on an annual basis.

II. COMPOSITION

     A. Audit Committee members, including the Audit Committee Chair, will be recommended by the Chairman of the Board and will be designated by the Board of Directors.

     B. The Audit Committee will be comprised of a minimum of two non-employee Directors. Each member of the Audit Committee will be, in the opinion of the Board of Directors, financially literate. At least one member of the Audit Committee will have accounting or related financial management experience.

     C. Audit Committee members will be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. (See definition of Independence in Section VI below.)

     D. Audit Committee members will serve until the Board of Directors shall designate their successors.

     E. Audit Committee membership should include, if possible, individuals with varied backgrounds and occupations.

     F. Audit Committee continuity should be achieved, if possible, through staggered appointments.

III. AUTHORIZATION

     A. Financial Statements; External Audit. The Audit Committee is authorized to:

         1. Review, and make recommendations to the Board of Directors with respect to, the engagement or re-engagement of the independent public accounting firm to audit the Company's financial statements for the then current fiscal year and to provide such other audit-related services as the Audit Committee believes desirable. The independent public accounting firm is ultimately accountable to the Board of Directors and the Audit Committee as representatives of the Company's shareholders.

         2. Discuss and approve the overall scope of the external audit for the then current fiscal year.

         3. Discuss and, when appropriate, approve the external audit fees to be charged.

         4. Discuss the results of the external audit. After completion of the external audit, review separately with each of management, the independent public accounting firm, and the Company's internal auditing department any significant issues or difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         5. Discuss the management report of the independent public accounting firm regarding the external audit and the response by management thereto.


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         6.  Discuss the method of evaluation by the independent public accounting firm of the adequacy and effectiveness of the accounting procedures and internal accounting controls of the Company.

         7.  Review the audited annual financial statements of the Company.

         8. Review the financial statements included in any securities offering.

         9.  Review the quarterly financial statements of the Company.

        10. Establish procedures which ensure that the Audit Committee is advised on a timely basis of any breakdown in internal accounting controls or management fraud.



 NOTE: The current procedure calls for the Company's Chief Financial Officer to inform the Committee in writing of any material breakdown in internal accounting controls or any management fraud as soon as he/she is aware of same.

        11. Review significant transactions, contracts and other agreements that have a material effect on the financial statements.

        12. Review any significant disagreement among management and the independent public accounting firm or the Company's internal audit department in connection with the preparation of financial statements.

        13. Discuss recent Financial Accounting Standards Board, Securities and Exchange Commission, or other regulatory pronouncements which might affect the Company's financial statements, and recommend changes or improvements for complying with them.

     B. Non-Audit Services. The Audit Committee is authorized to review the engagement of an independent public accounting firm to provide non-audit services, including the terms of the engagement, the cost thereof and, if such firm has been retained to provide audit services, whether such non-audit services will, in the opinion of the Audit Committee, adversely affect the independence of the independent public accounting firm in carrying out its audit assignments as included in "A" above.

     C. Accounting Policies, Procedures and Principles. The Audit Committee is authorized to:

        1. Review the accounting policies, procedures and principles adopted or continued by the management of the Company which, in the opinion of management, will conform to the standards required:

           a. for the purpose of maintaining or establishing the books, records, accounts and internal accounting controls of the Company in compliance with Section 102 of the Foreign Corrupt Practices Act of 1977, as codified in Section 13(b)(2) of the Securities Exchange Act of 1934, and

           b.   for the purpose of prevent or detecting:

               i) any improper or illegal disbursement of Company funds or property of value, or

               ii) the making of any arrangement on behalf of the Company which may provide for or result in the improper or illegal disbursement of funds or property of value, in order that the Company shall be in compliance with Section 103(a) of the Foreign Corrupt Practices

                     Act of 1977, as codified in Section 30A of the Securities Exchange Act of 1934.

        2. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent public accounting firm, management or the Company's internal audit department.

        3. Review with the independent public accounting firm, the internal audit function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.


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     D.   Internal Audit Program. The Audit Committee is authorized to review the overall scope of the Internal Audit program (if one exists) and to receive and discuss all internal audit reports, and recommend improvements or changes to the program or reports. The Committee is also authorized to review the overall adequacy of the function and the competence of the personnel engaged in such function, and to recommend improvements or changes in such personnel. This may include reviewing staffing requirements, budgetary matters and continuing professional development. The Committee must approve the hiring or termination of the lead Internal Auditor or the decision to utilize an outsource audit function.

     E. Access to Audit Committee. The Audit Committee is authorized to encourage access to the Committee by a representative of the independent public accounting firm (generally the engagement partner), by the internal audit function (if one exists), and by the Chief Financial Officer of the Company. Generally this is accomplished through annual or more frequent private sessions with each of these persons. In addition, the Audit Committee may have one or more private executive sessions.

        NOTE: By providing the independent public accounting firm a communication channel independent of management, the Audit Committee enhances the independence of that firm.

     F. Investigations. The Audit Committee is authorized to conduct investigations relating to financial affairs, records, accounts and reports of the Company as the Audit Committee may in its discretion deem desirable, or as the Board of Directors may from time to time request. Such investigations may include the need for internal staff support and/or external support including accountants, attorneys and consultants.

     G. Notice to Audit Committee of Certain Actions. The Audit Committee must be advised by management when the Company is seeking a second opinion on a significant accounting/financial reporting issue.

     H.  Miscellaneous. The Audit Committee is authorized to:

        1. Annually review the program which monitors compliance with the Company's Business Conduct policy.

        2. Review and approve all proposed transactions between the Company and members of the Board of Directors or management.

        3. Verbally report its findings to the Board of Directors and will maintain minutes of each Committee meeting.

        4. Discuss the quality and depth of staffing in the accounting and financial departments of the Company, and to recommend improvements or changes in such staffing.

IV. INDEMNIFICATION

     In the course of their service on the Audit Committee, Committee members may be made a party to a legal action or other proceeding resulting in a personal economic loss to the member. In the event of any such loss resulting from their service on the Audit Committee, Audit Committee members will be indemnified by the Company.

V. INDEPENDENT PUBLIC ACCOUNTING FIRM MATTERS

     A. The Audit Committee is responsible for obtaining a formal written Statement of Independence from the independent public accounting firm, and for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity or independence of the auditor. The Company's Proxy must include an Audit Committee Report discussing whether the committee received the Statement of Independence and reviewed it with the auditors.


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     B.  The independent public accounting firm must discuss annually with the
         Audit Committee its judgement about the quality of accounting principles applied by the Company.



     C. The Audit Committee must review the performance of the independent public accounting firm and recommend to the Board of Directors the discharge of such firm when circumstances warrant. It should be noted that the independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

VI. INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     A. Audit Committee members are considered independent if they have no relationship with the Company that may interfere with the exercise of their independence from management and the Company.

     B.  Examples of conflicts of independence are:

        1. Director being employed by the Company (or affiliates) for the current year and any of the past 5 years,

        2. Director receiving compensation from the Company other than for Board service,

        3. Director being related to anyone who has been executive officer of the Company or any of its affiliates in any of the past 5 years,

        4. Director being a principal or executive officer of an entity to which the Company made or received payments in amounts that are significant to the Company or entity in any of the past 5 years,

        5. Director being employed as executive of another corporation where any of the Company's executives serve on that corporation's compensation committee.

VII. FREQUENCY OF MEETINGS

     The Audit Committee will meet at least two times a year or more frequently as it deems necessary to perform its required duties.

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